EXCHANGE TRADED CONCEPTS TRUST

Sustainable North American Oil Sands ETF
(the “Oils Sands ETF” or the “Fund”)

Supplement dated April 18, 2013, to the currently effective
Prospectus and SAI

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On February 28, 2013, the Board of Trustees of the Exchange Traded Concepts Trust  approved the following changes to the Oil Sands ETF, which will take effect on or about June 21, 2013:

1.	the Fund’s current underlying index, the Sustainable North American Oil Sands Index (the “Current Underlying Index”), will be replaced with the ISE High IncomeTM Index (the “High Income Index”);

2.	the Fund’s name will be changed to the YieldShares High Income ETF (the “High Income ETF”);

3.
the Fund’s investment objective will be changed to the following:  “The YieldShares High Income ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ISE High IncomeTM Index”;

4.
the Fund’s non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies whose operations in the North American oil sands include oil exploration, production, refinement, marketing, storage, transportation, provision of equipment and/or provisions of services (“Oil Sands Companies”) will be eliminated.

After these changes take effect, the Fund will continue to follow its non-fundamental policy to invest not less than 80% of its total assets in securities that comprise its underlying index.  The new index, the High Income Index, is comprised of securities issued by closed-end investment companies (the “Underlying Funds”).  The High Income Index seeks to measure the performance of the top 30 closed-end funds, according to a multi-factor ranking methodology that takes into account a closed-end fund’s yield, premium/discount to net asset value and trading volume.  Such factors are designed to result in a portfolio that produces high current income.

As a result of the change in the underlying index, the Fund will no longer invest in Oil Sands Companies, but will invest its assets in shares of the Underlying Funds included in the High Income Index.  Because the Fund will invest in Underlying Funds, its investment performance will largely depend on the investment performance of the Underlying Funds in which it invests.  An investment in the Fund will be subject to the risks and expenses associated with the Underlying Funds that comprise the High Income Index.  The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including advisory and administration fees (“Acquired Fund Fees and Expenses”), in addition to its own fees and expenses.  The annual operating expenses the Fund is expected to bear after the changes described above take effect, including an estimate of Acquired Fund Fees and Expenses, are shown in the fee table below.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses1	1.15%
Total Annual Fund Operating Expenses1	1.65%

1
Effective on or about June 21, 2013, the Fund will change its Index and investment objective.  As a result of these changes, Acquired Fund Fees and Expenses (“AFFE”) and Total Annual Fund Operating Expenses are restated to reflect an estimate of the amount of AFFE expected to be incurred after the changes take effect.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$168	$520

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The Fund has filed with the Securities and Exchange Commission (“SEC”) a Preliminary Prospectus and Preliminary Statement of Additional Information (“SAI”), which reflect the changes described in this notice and which are publicly available on the SEC’s website.

For more information about the changes described in this notice, or to obtain a copy of the Preliminary Prospectus or SAI, please call 1-855-796-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SWM-SK-001-0100